ADDENDUM TO SCHEDULE A AND SCHEDULE B OF THE LICENSE AGREEMENT

Schedule A and Schedule B of the License Agreement dated June 17th, 1999 by and between American Express Company and each of the Funds listed in Schedule A are amended as follows:

                                   SCHEDULE A
FUND NAMES
============================================================
Retail Funds:
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AXP California Tax-Exempt Trust
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AXP Dimensions Series, Inc.
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AXP Discovery Series, Inc.
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AXP Equity Series, Inc.
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AXP Fixed Income Series, Inc.
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AXP Global Series, Inc.
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AXP Government Income Series, Inc.
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AXP Growth Series, Inc.
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AXP High Yield Income Series, Inc.
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AXP High Yield Tax-Exempt Series, Inc.
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AXP Income Series, Inc.
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AXP International Series, Inc.
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AXP Investment Series, Inc.
------------------------------------------------------------
AXP Managed Series, Inc.
------------------------------------------------------------
AXP Market Advantage Series, Inc.
------------------------------------------------------------
AXP Money Market Series, Inc.
------------------------------------------------------------
AXP Partners International Series, Inc.
------------------------------------------------------------
AXP Partners Series, Inc.
------------------------------------------------------------
AXP Progressive Series, Inc.
------------------------------------------------------------
AXP Sector Series, Inc.
------------------------------------------------------------
AXP Selected Series, Inc.
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AXP Special Tax-Exempt Series Trust
------------------------------------------------------------
AXP Stock Series, Inc.
------------------------------------------------------------
AXP Strategy Series, Inc.
------------------------------------------------------------
AXP Tax-Exempt Series, Inc.
------------------------------------------------------------
AXP Tax-Free Money Series, Inc.
------------------------------------------------------------

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Annuity / Life Insurance Funds:
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AXP Variable Portfolio - Income Series, Inc.
------------------------------------------------------------
AXP Variable Portfolio - Investment Series, Inc.
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AXP Variable Portfolio - Managed Series, Inc.
------------------------------------------------------------
AXP Variable Portfolio - Money Market Series, Inc.
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AXP Variable Portfolio - Partners Series, Inc.
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AXP Variable Portfolio - Select Series, Inc.
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============================================================

                                   SCHEDULE B


============================================== =================================
Trademarks & Service Marks                     Registration No.
---------------------------------------------- ---------------------------------
AMERICAN EXPRESS                               1,024,840
---------------------------------------------- ---------------------------------
AXP                                            2,402,454
============================================== =================================
AXP NEW DIMENSIONS FUND                        2,327,973
============================================== =================================


IN WITNESS WHEREOF, American Express Company (Licensor) and the Funds (Licensees) have caused this Addendum to Schedule A and Schedule B of the License Agreement to be signed on June 23, 2004, which shall remain in effect until terminated by one of the parties on written notice to the other parties to this Addendum.

LICENSOR:                                     LICENSEES:
American Express Company        The Funds

American Express Tower          AXP California Tax-Exempt Trust
World Financial Center          AXP Dimensions Series, Inc.
New York, New York 10285        AXP Discovery Series, Inc.
                                AXP Equity Series, Inc.
                                AXP Fixed Income Series, Inc.
                                AXP Global Series, Inc.
By: /s/ Stephen P. Norman
    ----------------------      AXP Government Income Series, Inc.
        Stephen P. Norman       AXP Growth Series, Inc.
        Secretary               AXP High Yield Income Series, Inc.
                                AXP High Yield Tax-Exempt Series, Inc.
                                AXP Income Series, Inc.
                                AXP International Series, Inc.
                                AXP Investment Series, Inc.
                                AXP Managed Series, Inc.
                                AXP Market Advantage Series, Inc.
                                AXP Money Market Series, Inc.
                                AXP Partners International Series, Inc.
                                AXP Partners Series, Inc.
                                AXP Progressive Series, Inc.
                                AXP Sector Series, Inc.
                                AXP Selected Series, Inc.
                                AXP Special Tax-Exempt Series Trust
                                AXP Stock Series, Inc.
                                AXP Strategy Series, Inc.
                                AXP Tax-Exempt Series, Inc.
                                AXP Tax-Free Money Series, Inc.

                                AXP Variable Portfolio - Income Series, Inc.
                                AXP Variable Portfolio - Investment Series, Inc.

                             AXP Variable Portfolio - Managed Series, Inc.
                             AXP Variable Portfolio - Money Market Series, Inc. AXP Variable Portfolio - Partners Series, Inc.
                             AXP Variable Portfolio - Select Series, Inc.



                                      By: /s/ Leslie L. Ogg
                                          --------------------------------
                                      Name:   Leslie L. Ogg

                                      Title:  Vice President and General Counsel